Business Combinations - Schedule of Aggregate Purchase Price for Acquisition and Estimated Fair Values of Assets and Liabilities Acquired (Detail) - USD ($) $ in Thousands	Apr. 01, 2018	Dec. 31, 2020	Mar. 31, 2020	Mar. 31, 2019
Estimated fair value of assets acquired and liabilities assumed:
Goodwill		$ 6,792	$ 6,792
StepStone Group LP
Estimated fair value of assets acquired and liabilities assumed:
Goodwill			$ 6,792	$ 6,792
StepStone Group LP | Courtland Partners, Ltd
Acquisition date fair value of consideration transferred:
Cash consideration	$ 8,956
Contingent consideration	3,604
Total purchase price	12,560
Estimated fair value of assets acquired and liabilities assumed:
Cash and short-term receivables	1,935
Finite-lived intangible assets-contractual rights	9,624
Goodwill	1,032
Accrued expenses and other liabilities	(31)
Total	$ 12,560